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                                                                    EXHIBIT 23.1

                            INDEPENDENT AUDITORS' CONSENT



       We consent to the incorporation by reference in this Registration Statement of Foundation Health Corporation on Form S-8 of our report dated
July 25, 1995, appearing in the Annual Report on Form 10-K of Foundation Health Corporation for the year ended June 30, 1995.




DELOITTE & TOUCHE LLP
Sacramento, California
March 19, 1996